Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2017
Loss Per Share
Schedule of Loss Per Share
	December 31,
	2015	2016	2017
Net loss	(47,944)	(55,966)	(84,679)
Less preferred dividend	14,200	14,025	12,316
Less preferred deemed dividend	-	-	2,146
Net loss available to common shareholders	(62,144)	(69,991)	(99,141)

Weighted average number of shares, basic and diluted	83,479,636	84,526,411	100,932,876

Loss per share in U.S. Dollars, basic and diluted	-0.74	-0.83	-0.98